THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802


Direct Dial:  (260) 455-1847
Facsimile:   (260) 455-5135

March 10, 2004

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Re:      UNUM America Group VA I, VA II, VA III
         File Nos. 811-5803; 33-47786; 33-45846; 33-45851

Commissioners:

     As required by Rule 30e-2 under the Investment Company Act of 1940, as amended, (the "Act"), UNUM America Group VA I, VA II, VA III ("the Accounts"),unit investment trusts registered under the Act, mailed to their contract owners a report containing financial statements and other applicable information required by Rule 30e-1 under the Act ("Annual Report") for each of the management investment companies (the "Underlying Funds") issuing securities held by the Accounts. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

     Pursuant to Rule 30b2-1 under the Act, the Underlying Funds have filed their Annual Reports with the Securities and Exchange Commission via EDGAR. The filings are incorporated herein by reference.

     This filing is made by The Lincoln National Life Insurance Company on behalf of UNUM pursuant to an Administrative Agreement. Please do not hesitate to call me at the above-listed number with any questions.
Sincerely,

/s/ Brian Burke

Brian Burke
Counsel
The Lincoln National Life Insurance Company